UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ocwen Financial Corporation (the Company) held its Annual Meeting of Shareholders on May 30, 2019. Shareholders voted on the three proposals set forth below, which are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission (SEC) on April 18, 2019.

Proposal One: Election of Directors

The Company’s shareholders elected the following nominees for director to serve for one-year terms or until their successors shall be elected and qualified based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Phyllis R. Caldwell	58,864,846	9,141,695	30,335,296
Alan J. Bowers	63,343,483	4,663,058	30,335,296
Jenne K. Britell	63,550,074	4,456,467	30,335,296
Jacques J. Busquet	62,855,218	5,151,323	30,335,296
Robert J. Lipstein	63,012,605	4,993,936	30,335,296
Glen A. Messina	63,527,348	4,479,193	30,335,296
Robert A. Salcetti	63,339,671	4,666,870	30,335,296
DeForest B. Soaries, Jr.	62,552,296	5,454,245	30,335,296
Kevin Stein	63,559,267	4,447,274	30,335,296

Proposal Two: Ratification, on an advisory basis, of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 based upon the following votes:

For	93,974,042
Against	4,091,936
Abstain	275,859

Proposal Three: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	44,828,298
Against	22,815,841
Abstain	362,402
Broker Non-Votes	30,335,296

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: May 31, 2019	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer